UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 13, 2010

CHINA AGRI-BUSINESS, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-140118	20-3912942
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

In The People’s Republic of China:
Building 2, Unit 1, 15th Floor
Ling Xian Xin Cheng
86 Gaoxin Road
Hi-Tech Industrial Development Zone
Xian, Shannxi, China 710065

In the United States:
11 East 86th Street, New York, New York      10028
(Address of principal executive offices)            (Zip Code)

Registrant’s telephone number, including area code: In the United States: (212) 348-5600 In the People’s Republic of China: (86) 029-68596556
N/A

Former name, former address, and former fiscal year, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 13, 2010, China Agri-Business, Inc. (the “Company”) issued a press release commenting on certain financial results for the six months ended June 30, 2010.  A copy of the press release is furnished herewith and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On August 13, 2010, China Agri-Business, Inc. (the “Company”) issued a press release.  A copy of the press release is furnished herewith and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits.

99.1	Press release dated August 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA AGRI-BUSINESS, INC.

Date: August 13, 2010	By:	/s/ Xiaolong Zhou
Xiaolong Zhou
Chief Financial Officer

Exhibit Index

99.1	Press release dated August 13, 2010.